APPENDIX A
                                      TO
                           ADMINISTRATION AGREEMENT



                                                                     Appendix A

(June 1, 2018)

Open-End Funds

Trust                  Fund            Effective Date/Initial Term Date
-----                  ----            --------------------------------
Pioneer Bond Fund      Pioneer Bond    Effective Date: July 1, 2008
                       Fund
                                       Initial Term: July 1, 2008-December 31,
                                       2009

Pioneer Equity Income  Pioneer Equity  Effective Date: July 1, 2008
Fund                   Income Fund
                                       Initial Term: July 1, 2008-December 31,
                                       2009

Pioneer Fund           Pioneer Fund    Effective Date: July 1, 2008

                                       Initial Term: July 1, 2008-December 31,
                                       2009

Pioneer High Yield     Pioneer High    Effective Date: July 1, 2008
Fund                   Yield Fund
                                       Initial Term: July 1, 2008-December 31,
                                       2009

Pioneer Asset             Pioneer Solutions -      Effective Date: July 1, 2008
Allocation Trust          Balanced Fund

Pioneer Mid Cap           Pioneer Mid Cap Value    Effective Date: July 1, 2008
Value Fund                Fund
                                                   Initial Term: July 1,
                                                   2008-December 31, 2009

Pioneer Money Market      Pioneer U.S. Governemnt  Effective Date: July 1, 2008
Trust                     Money Market Fund
                                                   Initial Term: July 1,
                                                   2008-December 31, 2009

Pioneer Real Estate       Pioneer Real Estate      Effective Date: July 1, 2008
Shares                    Shares
                                                   Initial Term: July 1,
                                                   2008-December 31, 2009

Pioneer Series Trust II   Pioneer AMT-Free         Effective Date: July 1, 2008
                          Municipal Fund
                                                   Initial Term: July 1,
                                                   2008-December 31, 2009

                          Pioneer Select Mid Cap   Effective Date: July 1, 2008
                          Growth Fund
                                                   Initial Term: July 1,
                                                   2008-December 31, 2009

Pioneer Series Trust III  Pioneer Disciplined      Effective Date: July 1, 2008
                          Value Fund
                                                   Initial Term: July 1,
                                                   2008-December 31, 2009

Pioneer Series Trust IV  Pioneer Classic Balanced  Effective Date: July 1, 2008
                         Fund
                                                   Initial Term: July 1,
                                                   2008-December 31, 2009

                         Pioneer Multi-Asset       Effective Date: December 1,
                         Income Fund               2011

                                                   Initial Term: December 1,
                                                   2011-December 31, 2012

Pioneer Series Trust V   Pioneer Global Equity     Effective Date: July 1, 2008
                         Fund
                                                   Initial Term: July 1,
                                                   2008-December 31, 2009

                         Pioneer High Income       Effective Date: July 1, 2008
                         Municipal Fund
                                                   Initial Term: July 1,
                                                   2008-December 31, 2009

                         Pioneer Corporate High    Effective Date: July 12,
                         Yield Fund                2016

                                                   Initial Term: July 12,
                                                   2016-December 31, 2017

Pioneer Series Trust VI  Pioneer Floating Rate     Effective Date: July 1, 2008
                         Fund
                                                   Initial Term: July 1,
                                                   2008-December 31, 2009

                         Pioneer Flexible          Effective Date: March 5,
                         Opportunities Fund        2010

                                                   Initial Term: March 5,
                                                   2010-December 31, 2011

Pioneer Series Trust VII  Pioneer Global High Yield  Effective Date: July 1,
                          Fund                       2008

                                                     Initial Term: July 1,
                                                     2008-December 31, 2009

                          Pioneer Global             Effective Date: July 1,
                          Multisector Income Fund    2008

                                                     Initial Term: July 1,
                                                     2008-December 31, 2009

Pioneer Series            Pioneer International      Effective Date: July 1,
Trust VIII                Equity Fund                2008

                                                     Initial Term: July 1,
                                                     2008-December 31, 2009

Pioneer Series Trust X    Pioneer Dynamic Credit     Effective Date: March 8,
                          Fund                       2011

                                                     Initial Term: March 8,
                                                     2011- December 31, 2012

                          Pioneer Fundamental        Effective Date: July 1,
                          Growth Fund                2008

                                                     Initial Term: July 1,
                                                     2008 - December 31, 2009

                          Pioneer Multi-Asset        Effective Date: March 8,
                          Ultrashort Income Fund     2011

                                                     Initial Term: March 8,
                                                     2011- December 31, 2012

Pioneer Series Trust XI   Pioneer Core Equity Fund   Effective Date: July 1,
                                                     2008

                                                     Initial Term: July 1,
                                                     2008-December 31, 2009

Pioneer Series Trust XII  Pioneer Disciplined        Effective Date: July 1,
                          Growth Fund                2008

                                                     Initial Term: July 1,
                                                     2008-December 31, 2009

Pioneer Short Term        Pioneer Short Term         Effective Date: July 1,
Income Fund               Income Fund                2008

                                                     Initial Term: July 1,
                                                     2008-December 31, 2009

Pioneer Strategic Pioneer Strategic Income Fund Effective Date: July 1, 2008 Income Fund
                                                  Initial Term: July 1,
                                                  2008-December 31, 2009

Pioneer Variable   Pioneer Bond VCT Portfolio     Effective Date: July 1, 2008
Contracts Trust
                                                  Initial Term: July 1,
                                                  2008-December 31, 2009

                   Pioneer Equity Income VCT      Effective Date: July 1, 2008
                   Portfolio
                                                  Initial Term: July 1,
                                                  2008-December 31, 2009

                   Pioneer Fund VCT Portfolio     Effective Date: July 1, 2008

                                                  Initial Term: July 1,
                                                  2008-December 31, 2009

                   Pioneer High Yield VCT         Effective Date: July 1, 2008
                   Portfolio
                                                  Initial Term: July 1,
                                                  2008-December 31, 2009

                   Pioneer Mid Cap Value VCT      Effective Date: July 1, 2008
                   Portfolio
                                                  Initial Term: July 1,
                                                  2008-December 31, 2009

            Pioneer Real Estate Shares  Effective Date: July 1, 2008
            VCT Portfolio
                                        Initial Term: July 1,
                                        2008-December 31, 2009

            Pioneer Select Mid Cap      Effective Date: July 1, 2008
            Growth VCT Portfolio
                                        Initial Term: July 1,
                                        2008-December 31, 2009

            Pioneer Strategic Income    Effective Date: July 1, 2008
            VCT Portfolio
                                        Initial Term: July 1,
                                        2008-December 31, 2009

Closed-End Funds

Trust                                   Effective Date/Initial Term Date
-----                                   --------------------------------
Pioneer Diversified High Income Trust   Effective Date: November 1, 2009

                                        Initial Term: November 1,
                                        2009-December 31, 2009

Pioneer Floating Rate Trust             Effective Date: November 1, 2009

                                        Initial Term: November 1,
                                        2009-December 31, 2009

Pioneer High Income Trust               Effective Date: November 1, 2009

                                        Initial Term: November 1,
                                        2009-December 31, 2009

Pioneer ILS Interval Fund               Effective Date: December 10, 2014

                                        Initial Term: December 10,
                                        2014 - November 30, 2015

Pioneer ILS Bridge Fund                 Effective Date: June 1, 2018

                                        Initial Term: June 1,
                                        2018 - December 31, 2019

Pioneer Municipal High Income Trust     Effective Date: November 1, 2009

                                        Initial Term: November 1,
                                        2009-December 31, 2009

Pioneer Municipal High Income           Effective Date: November 1, 2009
Advantage Trust
                                        Initial Term: November 1,
                                        2009-December 31, 2009